NATURAL GAS SERVICES GROUP, INC.

                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Natural Gas Services Group, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Earl R. Wait, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirement so Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       The information  contained in the Report fairly  presents,  in
         all  material  respects,   the  financial   condition  and  results  of
         operations of the Company.



                                                      /s/Earl R. Wait
                                                     -----------------------
                                                     Earl R. Wait
                                                     Chief Financial Officer

                                                     May 16, 2003